UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2024

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave., Suite 500
Oklahoma City, OK 73104
(Address of Principal Executive Offices)

(405) 429-5500

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

SandRidge Energy, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) in Oklahoma City, Oklahoma on June 12, 2024. As of the record date of April 24, 2024, the Company had 37,125,450 shares of common stock outstanding. A total of 28,825,464 shares (77.64%) were present at the 2024 Annual Meeting by proxy or in person.

The following matters, detailed descriptions of which are contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 6, 2024, as amended on May 10, 2024 (the “2024 Proxy Statement”), were voted on at the 2024 Annual Meeting:

(1)	Election of five directors to serve on the Company’s Board of Directors (the “Board”) until the 2025 Annual Meeting of Stockholders;

(2)	Ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3)	Non-binding advisory vote to approve the compensation paid the Company’s named executive officers during 2023; and

(4)	Approval of an extension to the Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”).

The Company’s stockholders approved proposals (1), (2), (3), and (4).

Proposal 1 – Election of Directors

Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jaffrey A. Firestone	21,934,856	310,560	84,341	6,495,707
Jonathan Frates	19,671,959	2,573,817	83,981	6,495,707
John Lipinski	21,097,193	1,147,684	84,880	6,495,707
Randolph C. Read	21,104,524	1,140,128	85,105	6,495,707
Nancy Dunlap	16,954,651	5,309,602	65,504	6,495,707

Proposal 2 – Ratification of Selection of Grant Thornton

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,460,908	292,039	72,517	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,199,531	1,043,465	86,761	6,495,707

Proposal 4 – Approval of an Extension to the Tax Benefits Preservation Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,324,793	2,936,893	68,071	6,495,707

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SandRidge Energy, Inc.

Dated: June 13, 2024	By:	/s/ Brandon Brown
	Name:	Brandon Brown
	Title:	Senior Vice President and Chief Financial Officer